Exhibit 99.1

Worksport Subsidiary Terravis Energy Announces Two Major Heat Pump Breakthroughs, Begins 20-Day Countdown

Solving Two Key Market Challenges; Successful R&D Has Achieved a Solution Expected to Revolutionize Home Heating & Cooling, While Being Affordable and Highly Efficient.

West Seneca, New York, January 22, 2025 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, proudly announces that its subsidiary, Terravis Energy [LLC] (“TVE”), a [Delaware] [limited liability company], has developed a groundbreaking heat pump solution that it believes fulfills the future of home heating and cooling. This latest R&D breakthrough is projected to solve two key issues in the heat pump market.

The proprietary solution combats changing climates, power affordability, and current technology limitations. Based on early closed-loop feedback, the Company expects major industry actors to take serious notice of this technology upon reveal. Through a breakthrough solution, the Terravis Energy heat pump technology is expected to redefine performance in all climate conditions, while being highly efficient. The technology has been further enhanced with AI-powered adaptability, designed to tailor the system to each individual user’s comfort level, creating an environment that feels uniquely responsive and attuned to their needs.

20-Day Countdown to the Global Reveal

Terravis Energy is launching a 20-day countdown on its website, aetherlux.terravisenergy.com, leading to the worldwide unveiling of this transformative technology. On February 11, 2025, the countdown will conclude and Terravis will share the breakthrough solution, key performance data, media kits, and exclusive insights into the competitive advantages of its cutting-edge solution.

The Company invites journalists and media to contact them ahead of the upcoming global reveal. Contact: media@worksport.com

Revolutionizing the Heat Pump Industry

Terravis Energy’s heat pump is a revolutionary design engineered to address critical challenges that have long hindered heat pump adoption, particularly in extreme climates. With this innovation, the future of home comfort is here:

●	Extreme Weather Resilience: This next-generation heat pump is engineered to perform seamlessly in ultra-cold and high-temperature environments, ensuring consistent comfort in any weather.

●	AI-Driven Personalization: The system incorporates artificial intelligence to provide personalized feedback, dynamically adjusting its operation to deliver optimal comfort and energy efficiency.

●	Affordability and Efficiency: Terravis Energy’s breakthrough is expected to lower cost barriers while providing unparalleled performance.

●	Unmatched Innovation: Designed to set a new industry benchmark, this technology resolves longstanding issues with conventional heat pumps, delivering unprecedented reliability and adaptability.

The Heat Pump Market at a Crossroads

The global heat pump market is experiencing rapid growth, bolstered by rising energy efficiency demands and government subsidies:

●	Based on a consistent compound annual growth rate (CAGR) of 9.4%, the Total Addressable Market (TAM) for North America from 2022 to 2031 is projected to be approximately USD 290 billion. For regions outside the U.S. and Canada, the TAM is estimated at around USD 910 billion over the same period.

●	Heat Pumps are Heavily Subsidized: Governments worldwide aim to accelerate adoption, including the U.S. High-Efficiency Electric Home Rebate Act offering up to $8,000 for heat pump installations and Canadian Government’s incentive of up to $10,000 for heat pump installations

Despite this growth, traditional heat pumps face significant challenges in extreme temperatures, killing efficiency, thereby limiting their adoption in key markets. Terravis Energy’s groundbreaking technology directly addresses these limitations, paving the way for widespread use in even the harshest climates.

The Future of Home Comfort Is Here

This isn’t just a heat pump—it is an ingenious system that integrates seamlessly into modern homes, offering a responsive comfort experience powered by AI technology. By adapting to user preferences and environmental conditions, Terravis Energy’s heat pump provides a personalized and resilient climate solution that is unmatched in the market.

For more information and to join the countdown to the reveal, visit aetherlux.terravisenergy.com.

Read More Worksport Press Releases: [Link to Worksport Press Releases].

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About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the EV sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

For more information, please visit investors.worksport.com.

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Facebook	LinkedIn
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Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, SEC filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.